Exhibit 99.1

La Rosa Holdings Corp. and Subsidiaries

Condensed Consolidated Balance Sheets

September 30, 2025
(unaudited)
Assets
Current assets:
Cash	$3,406,354
Restricted cash	2,396,268
Accounts receivable, net of allowance for credit losses of $150,336 and $166,504, respectively	738,128
Other current assets	34,669
Total current assets	6,575,419

Noncurrent assets:
Restricted cash, net of current	46,199
Property and equipment, net	4,557
Right-of-use asset, net	1,099,034
Intangible assets, net	3,982,239
Goodwill	5,795,161
Other long-term assets	40,250
Total noncurrent assets	10,967,440
Total assets	$17,542,859
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,610,011
Accrued expenses	779,507
Contract liabilities	52,273
Security deposits and escrow payable	2,396,268
Line of credit	—
Derivative liability	—
Advances on future receipts	—
Accrued acquisition cash consideration	60,000
Notes payable, current	148,757
Lease liability, current	510,809
Total current liabilities	5,557,625

Noncurrent liabilities:
Note payable, net of current	9,171,562
Security deposits and escrow payable, net of current	46,199
Lease liability, noncurrent	617,997
Other liabilities	2,950
Total non-current liabilities	9,838,708
Total liabilities	15,396,333

Commitments and contingencies (Note 6)

Stockholders’ equity:
Preferred stock - $0.0001 par value; 50,000,000 shares authorized; 2,000 Series X shares issued and outstanding at September 30, 2025 and December 31, 2025, respectively	—
Preferred stock - $0.0001 par value; 6,000 shares authorized; 6,000 and 0 Series B shares issued and outstanding at September 30, 2025 and December 31, 2024	1
Common stock - $0.0001 par value; 2,050,000,000 shares authorized; 1,224,683 and 273,122 issued and outstanding at June 30, 2025 and December 31, 2025, respectively	122

Additional paid-in capital	47,025,453
Accumulated deficit	(47,110,225)
Total stockholders’ equity – La Rosa Holdings Corp. shareholders	(84,649)
Noncontrolling interest in subsidiaries	2,231,175
Total stockholders’ equity	2,146,526
Total liabilities and stockholders’ equity	$17,542,859

See notes to the consolidated financial statements.

La Rosa Holdings Corp. and Subsidiaries

Condensed Consolidated Statements of Operations

(unaudited)

Nine Months Ended September 30,
2025
Revenue	$42,870,641

Cost of revenue	38,604,499

Gross profit	4,266,142

Operating expenses:
Sales and marketing	1,281,799
General and administrative	10,372,779
Stock-based compensation — general and administrative	4,744,015
Total operating expenses	16,398,593
Loss from operations	(12,132,451)
Other income (expense):
Interest expense, net	(356,634)
Gain (loss) on extinguishment of debt	3,961,075
Amortization of debt discount	(63,160)
Change in fair value of derivative liability	899,874
(Loss) gain on issuance of senior secured convertible note and warrants	(128,836,250)
Change on fair value of convertible note and warrants	31,168,496
Gain on settlement of incremental warrants	82,299,000
Other income, net	271,281
Loss before provision for income taxes	(22,788,769)
Benefit from income taxes	—
Net loss	(22,788,769)
Less: Net income (loss) attributable to noncontrolling interests in subsidiaries	(13,643)
Net loss after noncontrolling interest in subsidiaries	(22,775,126)
Less: Deemed dividend	275,264
Net loss attributable to common stockholders	$(23,050,390)

Loss per share of common stock attributable to common stockholders
Basic and diluted	$(3,256.35)

Weighted average shares used in computing net loss per share of common stock attributable to common stockholders
Basic and diluted	7,079

See notes to the consolidated financial statements.

La Rosa Holdings Corp. and Subsidiaries

Condensed Consolidated Balance Sheets

December 31, 2024
(audited)
Assets
Current assets:
Cash	$1,279,845
Restricted cash	2,137,707
Accounts receivable, net of allowance for credit losses of $166,504 and $83,456, respectively	874,083
Other current assets	1,788
Total current assets	4,293,423

Noncurrent assets:
Property and equipment, net	5,839
Right-of-use asset, net	990,926
Intangible assets, net	4,444,518
Goodwill	5,795,161
Other long-term assets	33,832
Total noncurrent assets	11,270,276
Total assets	$15,563,699
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,287,977
Accrued expenses	709,687
Contract liabilities	4,781
Line of credit	148,976
Derivative liability	1,607,544
Advances on future receipts	618,681
Accrued acquisition cash consideration	381,404
Notes payable, current	2,187,673
Lease liability, current	469,934
Total current liabilities	8,416,657

Noncurrent liabilities:
Note payable, net of current	1,325,064
Security deposits and escrow payable	2,137,707
Lease liability, noncurrent	535,161
Other liabilities	32,950
Total non-current liabilities	4,030,882
Total liabilities	12,447,539

Commitments and contingencies (Note 13)

Stockholders’ equity:
Preferred stock - $0.0001 par value; 50,000,000 shares authorized; 2,000 Series X shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	—
Common stock - $0.0001 par value; 250,000,000 shares authorized; 21,847,514 and 13,406,480 issued and outstanding at December 31, 2024 and December 31, 2023, respectively	2,185
Additional paid-in capital	25,204,258
Accumulated deficit	(24,291,565)
Total stockholders’ equity – La Rosa Holdings Corp. shareholders	914,878
Noncontrolling interest in subsidiaries	2,201,282
Total stockholders’ equity	3,116,160
Total liabilities and stockholders’ equity	$15,563,699

See notes to the consolidated financial statements.

La Rosa Holdings Corp. and Subsidiaries

Condensed Consolidated Statements of Operations

(audited)

For the Years Ended December 31,
2024
Revenue	$47,150,031

Cost of revenue	42,002,577

Gross profit	5,147,454

Operating expenses:
Sales and marketing	942,564
General and administrative	9,717,321
Stock-based compensation — general and administrative	4,730,355
Impairment of goodwill	787,438
Total operating expenses	16,177,678

Loss from operations	(11,030,224)
Other income (expense)
Interest expense, net	(398,077)
Loss on extinguishment of debt	(777,558)
Amortization of debt discount	(649,138)
Change in fair value of derivative liability	(1,338,506)
Other income, net	15,745
Loss before provision for income taxes	(14,177,758)
Benefit from income taxes	—
Net loss	(14,177,758)
Less: Net income (loss) attributable to noncontrolling interests in subsidiaries	54,032
Net loss after noncontrolling interest in subsidiaries	(14,231,790)
Less: Deemed dividend	1,476,044
Net loss attributable to common stockholders	$(15,707,834)

Loss per share of common stock attributable to common stockholders
Basic and diluted	$(6,214.05)

Weighted average shares used in computing net loss per share of common stock attributable to common stockholders
Basic and diluted	2,528

See notes to the consolidated financial statements.